Exhibit 4.1

EV

ENVIVIO, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 29413T 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.001 PER SHARE OF

ENVIVIO, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER

Envivio, Inc.

CORPORATE

SEAL 2000

DELAWARE

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(New York, NY)

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

ABnote North America

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: HOLLY GRONER 931-490-7660

PROOF OF: JUNE 20, 2011

ENVIVIO, INC.

TSB 3857 FC

OPERATOR: JB

NEW

COLORS SELECTED FOR PRINTING: Intaglio prints in SC-13 RED.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color lesser printer. It is a good representation of the color as it will appear on the final product.

However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing Ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the Inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT – (Cust) Custodian (Minor)

Under Uniform Gift to Minors

Act (State)

UNIF TRF MIN ACT – (Cust) Custodian (until age )

(Minor) under Uniform Transfers

To Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTYFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORROSPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUNT TO S.E.C. RULE 17 Ad- 16.

ABnote North America 711ARMSTRONG LANE COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: HOLLY GRONER 931-490-7660

PROOF OF: JUNE 20, 2011 ENVIVIO, INC.

TSB 3857

OPERATOR: JB

New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF